UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 1, 2021

APA Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-4300	86-1430562
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Post Oak Blvd, Suite 100

Houston, Texas 77056-4400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (713) 296-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.625 par value	APA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On January 4, 2021, Apache Corporation, a Delaware corporation (“Apache”), announced plans to implement a holding company reorganization. On March 1, 2021, Apache completed the holding company reorganization. At the effective time of the Merger (as defined in Item 1.01 of this Current Report on Form 8-K (this “Form 8-K”)), Apache became a wholly-owned subsidiary of APA Corporation, a Delaware corporation (“APA”), and APA replaced Apache as the public company trading on the Nasdaq Global Select Market (the “Nasdaq”) under the ticker symbol “APA”. This Form 8-K is being filed for the purpose of establishing APA as the successor issuer pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, shares of APA common stock, par value $0.625 per share (“APA Common Stock”), are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

On March 1, 2021, Apache (now a wholly owned subsidiary of APA) implemented a holding company reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 1, 2021, among Apache, APA, and APA Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of APA (“Merger Sub”), which resulted in APA becoming the direct parent company of Apache and replacing Apache as the public company trading on the Nasdaq (the “Reorganization”).

Pursuant to the Merger Agreement, Merger Sub merged with Apache, with Apache surviving as a direct, wholly-owned subsidiary of APA (the “Merger”). At the effective time of the Merger (the “Effective Time”), each outstanding share of Apache common stock, par value $0.625 per share (“Apache Common Stock”), was automatically converted into one share of APA Common Stock, having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Apache Common Stock immediately prior to the Reorganization. Accordingly, upon consummation of the Reorganization, Apache stockholders automatically became stockholders of APA, on a one-for-one basis, with the same number and ownership percentage of shares of the same class as they held in Apache immediately prior to the Effective Time. The Reorganization is intended to be a tax- free transaction for U.S. federal income tax purposes for Apache stockholders.

The Reorganization was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock occurred automatically without an exchange of stock certificates. In addition, at the Effective Time:

•

each unexercised and unexpired stock option then outstanding under any Apache equity compensation plan, whether or not then exercisable, ceased to represent a right to acquire Apache Common Stock and was converted automatically into a right to acquire the same number of shares of APA Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time of the Merger, including without limitation, the vesting schedule (without acceleration thereof by virtue of the Reorganization) and the per-share exercise price; and

•

each share of restricted stock and each restricted stock unit (including, deferred stock units) then outstanding under any Apache equity compensation plan that represented or related, as applicable, to Apache Common Stock ceased to represent or relate, as applicable, to Apache Common Stock and was converted automatically to represent or relate, as applicable, to APA Common Stock, on the same terms and conditions as were applicable immediately prior to the Effective Time of the Merger, including, without limitation, the vesting schedule or other lapse restrictions (without acceleration thereof by virtue of the Reorganization).

Following the consummation of the Reorganization, APA Common Stock continues to trade on the Nasdaq on an uninterrupted basis under the ticker symbol “APA” with a new CUSIP number (#03743Q 108). Immediately after the consummation of the Reorganization, APA had, on a consolidated basis, the same assets, businesses, and operations as Apache had immediately prior to the consummation of the Reorganization.

As a result of the Reorganization, APA became the successor issuer to Apache pursuant to Rule 12g-3(a) of the Exchange Act, and as a result, shares of APA Common Stock are deemed registered under Section 12(b) of the Exchange Act as the common stock of the successor issuer.

The foregoing does not purport to be a complete description of the Reorganization and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standards; Transfer of Listing.

Following the consummation of the Reorganization, APA Common Stock continues to trade on the Nasdaq on an uninterrupted basis under the ticker symbol “APA”.

The information set forth in Item 1.01 and Item 5.03 and in Item 8.01 under the heading “Successor Issuer,” describing the succession of APA to Exchange Act Section 12(b) and reporting obligations of Apache, is hereby incorporated by reference in this Item 3.01.

In connection with the Reorganization, on February 19, 2021, Apache requested that the Nasdaq file with the U.S. Securities and Exchange Commission (the “Commission”) an application on Form 25 to delist the Apache Common Stock from the Nasdaq and deregister the Apache Common Stock under Section 12(b) of the Exchange Act. Apache intends to file a certificate on Form 15 requesting that the Apache Common Stock be deregistered under the Exchange Act and that Apache’s reporting obligations under Section 15(d) of the Exchange Act be suspended (except to the extent of the succession of APA to the Exchange Act Section 12(b) registration and reporting obligations of Apache as described under the heading “Successor Issuer” in Item 8.01 below).

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time of the Merger, each share of Apache Common Stock issued and outstanding immediately prior to the Effective Time of the Merger automatically converted into a share of APA Common Stock, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as a share of Apache Common Stock immediately prior to the Effective Time of the Merger.

The information set forth in Item 1.01 and Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Certain Officers of APA; Election of New Directors of APA

The directors of APA and their committee memberships, which are listed below, are identical to the directors of Apache immediately prior to the Effective Time of the Merger.

Directors

Name	Age	Audit(1)	CG&N(2)	MD&C(3)
John E. Lowe(4)	62
Annell R. Bay	65		C	●
John J. Christmann IV	54
Juliet S. Ellis	62		●	●
Chansoo Joung	60	C	●
Rene R. Joyce	73			●
H. Lamar McKay	62			●
William C. Montgomery	59			C
Amy H. Nelson	52	●	●
Daniel W. Rabun	66	●	●
Peter A. Ragauss	63	●

C = Committee Chairperson

• = Committee Member

(1)	Audit Committee
(2)	Corporate Governance and Nominating Committee
(3)	Management Development and Compensation Committee
(4)	Independent, Non-Executive Chairman of the Board

Biographical information about APA’s directors, other than Mr. McKay, is set forth on pages 7 through 12 of Apache’s Schedule 14A for the 2020 Annual Meeting of Stockholders (the “2020 Proxy Statement”) under “Nominees for Election as Directors,” and biographical information about Mr. McKay is set forth in Apache’s Current Report on Form 8-K filed with the Commission on February 9, 2021. All such information is incorporated by reference herein. Information regarding the compensation arrangements of APA’s directors is set forth on pages 19 through 21 of Apache’s 2020 Proxy Statement under “Director Compensation” and is incorporated by reference herein.

APA’s board of directors has determined that Mses. Bay, Ellis, and Nelson and Messrs. Joung, Joyce, Lowe, McKay, Montgomery, Rabun, and Ragauss are independent, as that term is defined by the applicable rules and regulations of the Nasdaq.

The executive officers of APA and their positions and titles, which are listed below, are identical to the executive officers of Apache immediately prior to the Effective Time of the Reorganization.

Executive Officers

Name	Age	Position
D. Clay Bretches	56	Executive Vice President, Operations
John J. Christmann IV	54	Chief Executive Officer and President
Rebecca A. Hoyt	56	Senior Vice President, Chief Accounting Officer, and Controller
P. Anthony Lannie	67	Executive Vice President and General Counsel
David A. Pursell	57	Executive Vice President, Development
Stephen J. Riney	60	Executive Vice President and Chief Financial Officer

Biographical information about APA’s executive officers, other than Mr. Christmann, is set forth on page 25, and biographical information about Mr. Christmann is set forth on page 8, in each case, of Apache’s 2020 Proxy Statement under “Information About our Executive Officers,” and “Election of Directors,” respectively, and is incorporated by reference herein. Information regarding the compensation arrangements of APA’s named executive officers is included in pages 27 through 53 of Apache’s 2020 Proxy Statement under “Compensation Discussion and Analysis” and Apache’s Current Report on Form 8-K, filed with the Commission on August 21, 2020, under “Item 8.01 Other Information” and each is incorporated by reference herein.

In connection with the Reorganization, on March 1, 2021, APA and Apache entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), pursuant to which, effective as of the Effective Time of the Merger, Apache assigned to APA, and APA assumed, all obligations of Apache under (i) all of Apache’s employee, director, and executive compensation plans pursuant to which Apache is obligated to, or may, issue equity securities to its directors, officers, or employees, including any currently-effective amendments thereto and/or restatements thereof (the “Stock Incentive Plans”), including, but not limited to, Apache’s 2007 Omnibus Equity Compensation Plan, 2011 Omnibus Equity Compensation Plan, and 2016 Omnibus Compensation Plan (collectively, the “Omnibus Plans”) and Apache’s Deferred Delivery Plan, (ii) Apache’s equity-based award agreements, programs, sub-plans, notices, and/or similar agreements entered into or issued pursuant to the Stock Incentive Plans, and each outstanding award granted or assumed thereunder (collectively, the “Award Agreements”), and (iii) certain other agreements and plans (the “Other Agreements and Plans” and, collectively with the Stock Incentive Plans and the Award Agreements, the “Assumed Agreements”), including, but not limited to, Apache’s Income Continuance Plan, as amended and restated July 29, 2019 (the “Income Continuance Plan”) and Apache’s Executive Termination Policy, effective as of July 29, 2019 (the “Executive Termination Policy”). At the Effective Time of the Merger, each of the Assumed Agreements was automatically deemed to be amended as necessary to provide that references to Apache in such Assumed Agreement will be read to refer to APA and references to Apache Common Stock in such Assumed Agreement will be read to refer to APA Common Stock.

The foregoing description of the Assignment and Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the Assignment and Assumption Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

For information regarding disclosure required pursuant to Item 404(a) of Regulation S-K, see the discussion under the heading “Certain Business Relationships and Transactions” set forth on page 66 of Apache’s 2020 Proxy Statement, with respect to our executive officers and directors, other than Mr. McKay, and see Apache’s Current Report on Form 8-K filed with the Commission on February 9, 2021, with respect to Mr. McKay. Except as disclosed in this Item 5.02, there have been no transactions involving APA and our executive officers and directors that APA would be required to disclose pursuant to Item 404(a) of Regulation S-K.

Amendments to Certain Assumed Agreements

Effective March 1, 2021, after the Effective Time, the board of directors of APA approved certain amendments (the “Amendments”) to the Income Continuance Plan, the Executive Termination Policy, the Omnibus Plans, and certain Award Agreements, including awards of Non-Qualified Stock Options (the “Option Awards”) and Restricted Stock Units, both time-based vesting and performance-based vesting (the “RSU Awards”, and together with the Option Agreements, the “Grant Agreements”) under the Omnibus Plans, each as assumed by APA pursuant to the Assignment and Assumption Agreement. The Amendments are intended to better align APA’s plans and policies with the Reorganization.

The Amendments to the Income Continuance Plan, include, but are not limited to, (1) revising references to Apache to be read to refer to APA and references to the Apache Common Stock to be read to refer to the APA Common Stock, (2) providing that the eligibility criteria for the Income Continuance Plan includes those persons who are employed not just by APA but by an affiliate of APA, including Apache, (3) adding a clarification that a transfer between affiliated entities of APA is not deemed to be a separation from service, and (4) adding further clarifications to account for a participant’s employment at an affiliated entity of APA. The description of the Amendments in the Income Continuance Plan, as amended and restated effective as of March 1, 2021 (the “A&R Income Continuance Plan”), is qualified in its entirety by reference to the A&R Income Continuance Plan, which is attached hereto as Exhibit 10.2.

The Amendments to the Executive Termination Policy were solely to revise the references to Apache to be read to refer to APA. The description of the Amendments in the Executive Termination Policy, as amended and restated effective as March 1, 2021 (the “A&R Executive Termination Policy”), is qualified in its entirety by reference to the A&R Executive Termination Policy, which is attached hereto as Exhibit 10.3.

The Amendments to the Omnibus Plans (the “Plan Amendments”) include, but are not limited to, revising the definition of “Involuntary Termination” and making further clarifications in each Omnibus Plan to account for a participant’s employment at an affiliate of APA. The Grant Agreements also include similar Amendments. The descriptions of the Plan Amendments and the Amendments to the Grant Agreements are qualified in their entirety by reference to the Plan Amendments and the Amendments to the Grant Agreements, which are attached hereto as Exhibits 10.4 through 10.9.

Amendments to Apache’s Retirement Plans

Effective March 1, 2021, Apache approved amendments (the “Retirement Amendments”) to the Apache Corporation 401(k) Savings Plan (the “Apache 401(k) Plan”), the Apache Corporation Non-Qualified Retirement/Savings Plan (the “Apache NQ Plan”), and the Apache Corporation Non-Qualified Restorative Retirement Savings Plan (the “Apache NQ Restorative Plan”, and together with the Apache 401(k) Plan and the Apache NQ Plan, the “Apache Retirement Plans”). The executive officers of APA continue to be entitled to participate in the Apache Retirement Plans, which were retained by Apache, following the Reorganization. The Retirement Amendments are intended to better align the Apache Retirement Plans with the Reorganization.

The Retirement Amendment to the Apache 401(k) Plan includes replacing the definition of “change of control” in the vesting schedule with a cross reference to such definition in the A&R Income Continuance Plan. The description of the Retirement Amendment to the Apache 401(k) Plan is qualified in its entirety by reference to the Retirement Amendment to the Apache 401(k) Plan, which is attached hereto as Exhibit 10.10.

The Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan include revising the references to Apache in the definition of “Change of Control” in each plan to be read to refer to APA. The description of the Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan is qualified in its entirety by reference to the Retirement Amendments to the Apache NQ Plan and Apache NQ Restorative Plan, which are attached hereto as Exhibits 10.11 and 10.12, respectively.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of APA (the “Amended and Restated Certificate of Incorporation”) and the Amended and Restated Bylaws of APA (the “Amended and Restated Bylaws”) are the same as the certificate of incorporation and bylaws of Apache immediately prior to consummation of the Reorganization, respectively, other than changes permitted by Section 251(g) of the DGCL.

The Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On March 1, 2021, APA issued a press release announcing the completion of the Reorganization.

A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Successor Issuer

In connection with the Reorganization and by operation of Rule 12g-3(a) promulgated under the Exchange Act, APA is the successor issuer to Apache and has succeeded to the attributes of Apache as the registrant. However, because Apache will continue (until otherwise determined by its board of directors) to make voluntary Exchange Act filings with the Commission, Apache’s Commission file number and CIK number will remain with Apache. The shares of APA Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and APA is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder. APA hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Description of Equity Securities

The description of APA’s equity securities provided in Exhibit 4.2, which is incorporated by reference herein, modifies and supersedes any prior description of APA’s equity securities in any registration statement or report filed with the Commission and will be available for incorporation by reference into certain of APA’s filings with the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, and the rules and forms promulgated thereunder.

Forward-Looking Statements.

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include, but are not limited to, statements about future plans, expectations, and objectives for the operations of APA and its consolidated subsidiaries, including statements about our capital plans, drilling plans, production expectations, asset sales, and monetizations. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in Apache’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in our quarterly reports on Form 10-Q filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made in this Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. APA undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 1, 2021, by and among Apache Corporation, APA Corporation, and APA Merger Sub, Inc.

3.1	Amended and Restated Certificate of Incorporation of APA Corporation, dated March 1, 2021.

3.2	Amended and Restated Bylaws of APA Corporation, dated March 1, 2021.

4.1	Specimen Common Stock Certificate of APA Corporation.

4.2	Description of Equity Securities.

10.1	Assignment and Assumption Agreement, dated as of March 1, 2021, by and between APA Corporation and Apache Corporation.

10.2	APA Corporation Income Continuance Plan, as amended and restated effective as of March 1, 2021.

10.3	APA Corporation Executive Termination Policy, as amended and restated effective as of March 1, 2021.

10.4	First Amendment to the APA Corporation 2007 Omnibus Equity Compensation Plan, dated March 1, 2021.

10.5	Second Amendment to the APA Corporation 2011 Omnibus Equity Compensation Plan, dated March 1, 2021.

10.6	Second Amendment to the APA Corporation 2016 Omnibus Equity Compensation Plan, dated March 1, 2021.

10.7	Amendment of Restricted Stock Unit Award Agreement, dated March 1, 2021.

10.8	Amendment of Performance Share Grant Agreement, dated March 1, 2021.

10.9	Amendment of Stock Option Grant Agreement, dated March 1, 2021.

10.10	Amendment to Apache Corporation 401(k) Savings Plan, dated March 1, 2021.

10.11	Amendment to Apache Corporation Non-Qualified Retirement/Savings Plan, dated March 1, 2021.

10.12	Amendment to Apache Corporation Non-Qualified Restorative Retirement Savings Plan, dated March 1, 2021.

99.1	Press release of APA Corporation, dated March 1, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APA Corporation

By:	/s/ Rajesh Sharma
Name: Rajesh Sharma
Title: Corporate Secretary

Date: March 1, 2021